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                                                                    EXHIBIT 10.2

                                                                       EXECUTION


                        AMENDMENT NO. 6 & LIMITED WAIVER
                             TO THE CREDIT AGREEMENT

                  This AMENDMENT NO. 6 & LIMITED WAIVER TO THE CREDIT AGREEMENT (this "AMENDMENT") is dated as of October 13, 2000 and entered into by and among Telespectrum Worldwide, Inc., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (the "LENDERS"), BNP Paribas, as collateral agent (the "AGENT"), and Bank of America, N.A., as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT").


                                    RECITALS

                  WHEREAS, the Borrower, the Lenders, the Agent and the Administrative Agent have entered into a Credit Agreement dated as of June 30, 1999 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, and

                  WHEREAS, the Borrower has requested that (i) the Lenders extend the time within which the Borrower must comply with certain repayment obligations pursuant to the Credit Agreement, and (ii) Required Lenders waive compliance with certain covenants set forth in the Credit Agreement for the applicable fiscal periods ending on September 30, 2000;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. Amendments to Credit Agreement. Section 2.04(a) of the Credit Agreement is, effective as of the date hereof and subject to the agreements, terms and conditions set forth in this Amendment, including, without limitation, the satisfaction of the conditions precedent set forth in Section 6, hereby amended by deleting the reference to "October 13, 2000" contained in the table therein and substituting therefor "October 27, 2000".

                  SECTION 2. Conditions to Amendments. Notwithstanding anything to the contrary contained in the Credit Agreement, as amended by this Amendment (the "AMENDED AGREEMENT"), or any other Loan Document, and in consideration of the amendments set forth in Section 1 above,

                  (a) the Borrower shall not request any Borrowings nor shall any of the Lenders make any Advances during the period commencing on the Sixth Amendment Effective Date and continuing through October 27, 2000; and

                  (b) during the period commencing on the Sixth Amendment Effective Date and continuing through October 27, 2000, neither the Borrower nor any of its Subsidiaries shall prepay any Debt (other than Advances and Obligations of any Loan Party under the Loan Documents), or pay, repay or prepay any Obligations of the Borrower or any of its Subsidiaries in connection with the MDC Subordinated Debt or under the MDC Subordinated Notes, any earn-outs or other similar payments, or any management fees or expenses attributable to the Borrower or any of its Subsidiaries.
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                  SECTION 3. Waivers. Subject to the agreements, terms and
conditions set forth herein, including, without limitation, the satisfaction of the conditions precedent set forth in Section 6, and in reliance on the representations and warranties of the Borrower herein contained, the undersigned Required Lenders hereby waive on a limited basis Borrower's compliance with (i)
Section 2.07(a) of the Credit Agreement solely with respect to the payment of interest on Advances due and payable on October 13, 2000, (ii) Section 5.02(b)(ii)(F) of the Credit Agreement, (iii) the maximum Leverage Ratio set forth in Section 5.04(a)(ii) of the Credit Agreement solely for the for the fiscal quarter ending in September 2000, (iv) the minimum Fixed Charge Coverage Ratio set forth in Section 5.04(b) of the Credit Agreement solely for the Rolling Period ending on September 30, 2000, and (v) the minimum Interest Coverage Ratio set forth in Section 5.04(c) of the Credit Agreement solely for the Rolling Period ending in the fiscal month period ending in September 2000; provided, however, that the waivers set forth in this Section 3 shall cease to be of any force or effect from and after October 27, 2000; provided further that the payment of interest on Advances due and payable on October 13, 2000 pursuant to Section 2.07(a) of the Credit Agreement shall be due and payable on October 27, 2000.

                  SECTION 4. Limitation of Waivers. Without limiting the generality of the provisions of Section 8.01 of the Credit Agreement, the waivers set forth in Section 3 above shall be limited precisely as written and relate solely to the noncompliance by the Borrower with the provisions of Sections 2.07(a), 5.02(b)(ii)(F), 5.04(a)(ii), 5.04(b) and 5.04(c) of the Credit
Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by the Borrower with respect to (i) Sections 2.07(a), 5.02(b)(ii)(F), 5.04(a)(ii), 5.04(b) and 5.04(c) of the Credit Agreement in any other instance or
         (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with Sections 2.07(a), 5.02(b)(ii)(F), 5.04(a)(ii), 5.04(b)
         and 5.04(c) of the Credit Agreement or otherwise); or

                  (b) prejudice any right or remedy that the Agent, Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein; or

                  (c) constitute a waiver of the rights of the Agent and the Lenders pursuant to Section 2.07(b) of the Credit Agreement during the period commencing on the Sixth Amendment Effective Date and continuing through October 27, 2000 to require the Borrower to pay interest on the unpaid principal amount of each Advance at the rate specified therein as if a Default has occurred and is continuing.

                  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.



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                  SECTION 5. Acknowledgment. The Borrower hereby acknowledges and agrees to pay interest on the unpaid principal amount of each Advance at the rate specified in Section 2.07(b) of the Credit Agreement for the period commencing October 1, 2000 continuing through October 27, 2000.

                  SECTION 6. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the "SIXTH AMENDMENT EFFECTIVE DATE") when, and only when the Agent shall have received on or before the Sixth Amendment Effective Date, in form and substance satisfactory to the Agent and in sufficient copies for each Lender Party (i) counterparts of this Amendment executed by the Borrower and each Lender or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, and (ii) the consent attached hereto executed by each Guarantor (the "CONSENT").

                  This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 7. Representations and Warranties of the Borrower. As of the Sixth Amendment Effective Date, the Borrower represents and warrants as follows:

                  (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award,
         (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

                  (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.


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                  (e)      There is no action, suit, investigation, litigation
         or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than as set forth on Schedule 4.01 to the Credit Agreement) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby, or the consummation of any of the transactions contemplated hereby.

                  (f) Other than with respect to payment of interest on the unpaid principal amount of each Advance and compliance with financial covenants for the period ending September 30, 2000 which are subject to the waivers contained in Section 3 of this Amendment, the representations and warranties contained in each Loan Document are true and correct on and as of the Sixth Amendment Effective Date, other than any such representations or warranties that, by their terms, refer to a specific date other than the Sixth Amendment Effective Date, in which case as of such specific date.

                  (g) Other than with respect to payment of interest on the unpaid principal amount of each Advance and compliance with financial covenants for the period ending September 30, 2000 which are subject to the waivers contained in Section 3 of this Amendment, no Defaults exist under the Credit Agreement.

                  SECTION 8. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 9. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.


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                  SECTION 10. Execution in Counterparts. This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


                 [Remainder of page intentionally left blank.]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto, duly authorized, as of the date first above written.




                                         TELESPECTRUM WORLDWIDE, INC.


                                         By   ________________________________
                                              Title:


                                      S-1
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                                         BNP PARIBAS,
                                         as Agent and as Lender


                                         By   ________________________________
                                              Title:

                                         By   ________________________________
                                              Title:


                                         BANK OF AMERICA, N.A.,
                                         as Administrative Agent and as Lender


                                         By   ________________________________
                                              Title:


                                         FLEET NATIONAL BANK (f/k/a
                                         BankBoston, N.A.).


                                         By   ________________________________
                                              Title:


                                         IBJ WHITEHALL BANK & TRUST COMPANY


                                         By   ________________________________
                                              Title:


                                         VAN KAMPEN PRIME RATE
                                         INCOME TRUST


                                         By   ________________________________
                                              Title:


                                         VAN KAMPEN SENIOR FLOATING RATE FUND


                                         By   ________________________________
                                              Title:

                                         VAN KAMPEN SENIOR INCOME TRUST


                                         By   ________________________________
                                              Title:


                                         WELLS FARGO BANK, N.A.


                                         By   ________________________________
                                              Title:


                                         FIRST SOURCE FINANCIAL, LLP
                                         By First Source Financial, Inc.,
                                         its agent/manager


                                         By   ________________________________
                                              Title:


                                         KZH ING-1 LLC


                                         By   ________________________________
                                              Title:


                                         KZH ING-2 LLC


                                         By   ________________________________
                                              Title:


                                         KZH ING-3 LLC


                                         By   ________________________________
                                              Title:


                                         ARCHIMEDES FUNDING, L.L.C.
                                         By: ING Capital Advisors LLC,
                                         as Collateral Manager


                                         By   ________________________________
                                              Title:


                                      S-3
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                                         ARCHIMEDES FUNDING II, LTD.
                                         By: ING Capital Advisors LLC,
                                         as Collateral Manager


                                         By   ________________________________
                                              Title:


                                      S-4
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                                         FIRST DOMINION FUNDING III


                                         By   ________________________________
                                              Title:


                                     S-4(a)
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                                     CONSENT



                          Dated as of October 13, 2000



                  The undersigned, each Guarantor under either (x) the Guaranty dated as of June 30, 1999 (the "U.S. Guaranty") in favor of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment) or
(y) the Guaranty dated as of June 30, 1999 (the "Canadian Guaranty" and collectively with the U.S. Guaranty, the "Guaranties") in favor of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty to which each of the undersigned is a party and each of the Collateral Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the effectiveness of such Amendment, each reference in each Guaranty and each of the Collateral Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).



                                         TLSP TRADEMARKS, INC.


                                         By   ________________________________
                                              Title:




                                         TELESPECTRUM GOVERNMENT SERVICES, INC.


                                         By   ________________________________
                                              Title:




                                         CRW FINANCIAL INC.


                                         By   ________________________________
                                              Title:


                                      S-5
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                                         TELESPECTRUM WORLDWIDE (CANADA) INC.


                                         By   ________________________________
                                              Title:


                                      S-6